CAPITAL WORLD GROWTH AND INCOME FUND

Annual report for the year ended November 30, 1995

The American Funds Group(R)

CAPITAL WORLD GROWTH AND INCOME FUND(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio of common stocks and other equity-type securities, bonds and money market instruments.

ABOUT OUR COVER:

The global portfolio of Capital World Growth and Income Fund is composed of growth-oriented and income-producing securities from a wide range of companies domiciled in many countries and representing a large number of industries, including banking, telecommunications and health care.

                RESULTS AT A GLANCE
                (with dividends reinvested)

                                   12 Months              Lifetime Total Return
                                   through 11/30/95       (3/26/93 - 11/30/95)

CAPITAL WORLD GROWTH
AND INCOME FUND                    +19.4%                 +46.9%


Morgan Stanley Capital
International World Index          +19.0                  +42.6
Standard & Poor's 500
Composite Index                    +37.0                  +44.8


The MSCI World Index measures all of the world's major stock markets, including the U.S. market. The S&P 500 measures the U.S. market only. All market indexes are unmanaged.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are returns, with all distributions reinvested, through December 31, 1995 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods.

                                          AVERAGE ANNUAL
                        TOTAL RETURN      COMPOUND RETURN

Lifetime                +41.54%           +13.38%
(since 3/26/93)
One Year                +14.39            -

Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of December 31, 1995, calculated in accordance with the Securities and Exchange Commission formula, was 2.85%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

Fiscal 1995 was a year of solid progress for Capital World Growth and Income Fund. Your fund recorded a total return of 19.4% for the 12 months ended November 30, assuming reinvestment of the December 1994 capital gain distribution of 29 cents a share and the four dividends totaling 63 cents a share paid during the year. If you took those dividends in cash, your investment gained 15.4% and you earned an income return of 3.6%.

By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index <UNDEF> which tabulates the returns on 22 major stock markets, including the U.S. - gained 19.0% for the year with dividends reinvested. The U.S. equity market, fueled by low inflation and falling interest rates, was among the world's strongest during the 12-month period. It surged 37.0% with dividends reinvested, as measured by the unmanaged Standard & Poor's 500 Composite Index.

In launching Capital World Growth and Income Fund 33 months ago, we believed that a professionally managed growth-and-income portfolio with global flexibility could provide solid returns over time. Indeed, over its relatively brief lifetime, the fund has recorded an average annual compound return of 15.4% with dividends reinvested. This has outpaced the average compound returns of 14.1% a year for the MSCI World Index and 14.8% for the S&P 500 during the same period. In addition, your fund's return compares favorably with the 12.5% a year average return of the 58 global stock funds in existence since your fund's inception, according to Lipper Analytical Services, a leading mutual fund tracking service.

A LONG-TERM GLOBAL PERSPECTIVE

We did very little shifting of assets from one market to another during the course of the year. Your fund's approach is to invest in solid companies - not countries or regions - over relatively long periods of time.

Our commitment to this long-term investment philosophy is exemplified by the large positions we have held in the same companies over time, as shown in the table below.

The following companies were among the fund's 30 largest holdings on both 11/30/93 and 11/30/95:

                                       Rank on       Rank on
                                       11/30/95      11/30/93

Internationale Nederlanden             1             2
Groep
Telecom Corp. of New Zealand           2             1
Advance Bank Australia                 3             26
THORN EMI                              4             3
Eli Lilly                              8             24
Hutchison Whampoa                      11            4
Philip Morris                          13            25
ABN AMRO Holding                       15            9
Reckitt & Colman                       17            18
American Home Products                 19            12
Tesco                                  24            7
North West Water Group                 28            13
BAT Industries                         30            19


LARGEST HOLDINGS HELPED RESULTS

Strong price rises by the fund's largest stock positions this year certainly helped its results: Nine out of the ten largest holdings appreciated over the past 12 months. Two (Eli Lilly and THORN EMI) were up more than 50%; four (Australia and New Zealand Banking Group, Internationale Nederlanden Groep, AB Astra and First Union Corp.) gained 37% to 47%; one (Telecom Corp. of New Zealand) rose 23%; and two (Advance Bank Australia and Koninklijke PTT Nederland) increased almost 15%. National Power, our tenth-largest holding, declined 9% primarily due to fears of adverse government regulatory decisions in the U.K. concerning the electric utilities industry.

The fund's three largest industry concentrations - banking (13.6% of the portfolio), telecommunications (7.8%) and health & personal care (5.7%) - showed particular strength this year. Banking stocks in diverse markets did well for different reasons. U.S. banks benefited from mergers, cost-cutting, declining interest rates and lower loan losses; Australian banks reduced the number of their problem loans; and in the Netherlands, banking stocks were buoyed by expectations of better earnings.

Growth in the telecommunications area was fueled by regulatory decisions offering the potential for market expansion as well as by increasing demand for cellular and mobile phone services and aggressive cost reduction.

In health care, particularly the pharmaceutical industry, stocks rose as a result of mergers, eased fears of punitive regulation and higher estimates of long-term earnings growth. A feature article following this letter describes the roles banking, telecommunications and health care stocks currently play in the construction of this global growth and income fund.

A BRIEF WORD ON DIVIDEND GROWTH

Since its initial year, Capital World Growth and Income Fund has generated successively higher annual dividends. We are pleased with this outcome, but want to point out that the past year's increase of 37% ($0.63 vs. $0.46) was unusually large. While sound, seasoned companies do tend to increase dividends regularly, this rate of increase is clearly exceptional, and stemmed more from changes in the fund's portfolio mix than from the underlying growth in individual company dividends.

While we view income as an important component of total long-term returns, there are periods when dividend growth slows or when it appears that the most attractive values lie in lower yielding stocks. While we do seek to increase the fund's dividend over time, it is not the fund's goal to increase it in each and every year or to regularly produce gains as large as that in 1995.

WHERE CAPITAL WORLD GROWTH AND INCOME FUND'S ASSETS ARE INVESTED
(percent invested by country as of 11/30/95)


EQUITY-TYPE SECURITIES           87.0%

EUROPE                           37.6%
United Kingdom                    14.1%
Netherlands                       6.4
Sweden                            3.9
France                            3.6
Germany                           2.5
Italy                             1.5
Spain                             1.2
Denmark                           .8
Finland                           .8
Belgium                           .8
Switzerland                       .6
Norway                           .6
Luxembourg                        .3
Ireland                          .3
Austria                           .2


THE AMERICAS                     32.1%

United States                     27.3%
Canada                            2.8
Argentina                         .7
Mexico                            .7
Brazil                            .6


ASIA/PACIFIC RIM                 16.4%

Australia                         6.4%
New Zealand                       3.9
Hong Kong                         3.9
Japan                             1.8
Thailand                          .3
India                             .1

OTHER                            .9%

Supranational                    .9%

BONDS & NOTES                    2.5%

CASH EQUIVALENTS                 10.5%

                                 100.0%


We welcome the fund's many new shareholders and look forward to reporting to you again in six months.

Cordially,

Thierry Vandeventer                Paul G. Haaga, Jr.
Chairman of the Board              President

January 9, 1996

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in the fund grew between March 26, 1993, when the fund began operations, and November 30, 1995, the end of its latest fiscal year. As you can see, that $10,000, with all distributions reinvested, would have grown to $13,841, an average increase of 12.9% a year.

                AVERAGE ANNUAL COMPOUND RETURNS*
              (for periods ended November 30, 1995)

Lifetime         +12.88%
(since 3/26/93)

One Year         +12.52%

*Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

$14,477/1/
Standard & Poor's 500 Composite Index

$14,259/1/
Morgan Stanley Capital International World Index

$13,841 /1/ /2/
Capital World Growth and Income Fund

$10,696
U.S. Consumer Price Index (Inflation)

/1/ With dividends reinvested.

/2/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the original investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for largest investments.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.

BUILDING A GLOBAL PORTFOLIO THAT SEEKS A BALANCE OF GROWTH AND INCOME

Capital World Growth and Income Fund's equity-type holdings - comprising 87% of net assets as of November 30 - encompass 269 companies in 26 countries representing 35 industry groups. This reflects the fact that the world's investment opportunities have become increasingly global in scope.

To understand how your fund invests today, it is important to remember the investment approach on which it was conceived. Where most funds investing outside the U.S. have focused on growth, we took the time-tested principle of investing for growth as well as reasonable current income and applied it to global investing.

We believe that this investment approach can accomplish two important goals. First, its global diversification can soften the impact of fluctuating prices in individual markets. Second, its more conservative mix of growth and income-producing securities can be an effective way to earn an attractive total return over the long haul. Of course, the fund's income component can limit the portfolio's appreciation potential but it can also support the fund's holdings during periods of declining prices.

The fund's approach has enabled its portfolio counselors to build a portfolio - stock by stock - from a spectrum of global investment possibilities. The fund's search for growth-oriented and income-producing opportunities ranges from large multinationals to more regional companies, and from rapidly expanding enterprises with minimal dividend distributions to more established corporations whose dividends have grown each year.

RIGOROUS RESEARCH

Stock selection is based on in-depth research provided by Capital World Growth and Income Fund's adviser, Capital Research and Management Company. CRMC and its affiliates maintain one of the industry's most extensive global research networks; it is made up of more than 180 investment professionals who travel millions of miles each year, calling on companies that are part of or candidates for the fund's portfolio.

Before investing, the research analysts and portfolio counselors typically meet face-to-face with a firm's executives, suppliers and bankers as well as with its customers and competitors. They also hold discussions with industry and regional experts, economists and government officials. In 1994, these investment professionals made a total of over 9,000 research visits in more than 50 countries.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital World Growth and Income Fund - in contrast to mutual funds managed by one person or a committee - employs a "multiple portfolio counselor system" that is designed to combine the merits of both of the other systems. The fund's assets are divided among several portfolio counselors, who then diversify their segments as each of them sees fit.

One counselor may include more high-yielding utilities. Another may hold the fund's largest portion of U.S.-based multinationals. A third may be more heavily positioned in the stocks of European businesses. In effect, each counselor builds his or her own portfolio within the objectives of Capital World Growth and Income Fund. The fund's overall portfolio is the result of the aggregate decisions of the individual portfolio counselors.

CRMC's investment committee ensures that each counselor's selections are consistent with the fund's objectives and guidelines. The process is designed to enable each portfolio counselor to act on his or her strongest convictions, while maintaining orderly procedures and controls.

The multiple portfolio counselor system also helps maintain continuity in management. If one counselor were to leave, only a portion of portfolio responsibility would change hands. Smooth, gradual transitions help the fund's investment approach remain consistent.

LONG-TERM OUTLOOK

Before a security can become a holding in your fund, its investment merits are examined carefully. The issuing company's business prospects are analyzed to determine its probability of higher earnings down the line. The stock's estimated value is compared to its current share price. In light of the fund's long-term perspective, the potential portfolio addition must be one the portfolio counselor can feel highly confident about holding over time. Once the stock is added to the fund's portfolio, its investment merits are reassessed continuously.

On the following pages, we look at some of the holdings among the portfolio's three largest industry concentrations - banking, telecommunications and health care - and discuss how they currently fit into Capital World Growth and Income Fund.

THE BANKING INDUSTRY

MERGERS, ACQUISITIONS AND EXPANDED SERVICES

Merger and acquisition activity had a positive effect on the fund's U.S. bank stocks. When two banks merge, cost savings can be achieved over several years by eliminating duplicate jobs and services.

CHEMICAL BANKING's acquisition of Chase Manhattan was perceived so positively that the shares of both companies increased while merger formalities were being worked out.

BANC ONE recently completed a series of internal consolidation efforts after undergoing difficulties with rising interest rates a year ago. We believe that the benefits of these cost-saving measures are about to be realized.

BANK OF NEW YORK is following another course. Rather than continuing to purchase big retail franchises where prices have risen dramatically, the bank has been buying smaller processing and fee-type businesses and running them more efficiently.

Outside the U.S., some banks in the portfolio are involved with acquisitions. Others, however, are providing expanded services to their existing customer bases, as well as to others outside their home base.

Although it is categorized in this report as an insurance company, INTERNATIONALE NEDERLANDEN GROEP, the fund's largest holding, is a product of the merger of the largest insurer and second-largest bank in the Netherlands. Last year ING acquired the assets of Barings Bank, the failed U.K.-based investment bank, and broadened the international reach of its financial services.

ABN AMRO HOLDING, which benefits from a strong market share in its domestic Dutch market, is making selective acquisitions throughout Europe.

SAFRA REPUBLIC HOLDINGS, incorporated in Luxembourg, is capitalizing on its strong franchise in private banking in Switzerland. It is also expanding its customer base elsewhere in Europe and in Latin America.

STADSHYPOTEK is a low-cost provider of financial products to its Swedish retail customer base.

The strategy of BANCO DE SANTANDER, which acquired the second-largest Spanish bank in 1994, is to continue offering reasonably priced and innovative products to its domestic customers in Spain while expanding its operations in a number of Latin American countries.

THE TELECOMMUNICATIONS INDUSTRY

WIRED FOR GROWTH AND INCOME WORLDWIDE

Many investment opportunities in the telecommunications industry are based outside the U.S. A number of these international companies were previously owned by their governments. Since being privatized, many of these companies have reduced their work forces and shown significant improvement in operating efficiency. Holdings such as TELE DANMARK, TELECOM CORP. OF NEW ZEALAND, TELECOM ITALIA and KONINKLIJKE PTT NEDERLAND - all formerly government-owned - are currently providing attractive dividend yields as well as growth opportunities.

Also in the fund for its growth and income potential is CABLE AND WIRELESS, a U.K.-based global telecommunications group that owns a large part of Hong Kong Telecom. The world's first telecommunications com-pany to be privatized (in
1981), Cable and Wireless currently provides a solid dividend and long-term capital growth potential.

Another integrated telecommunications group, Italy's STET-SOCIETA FINANZIARIA TELEFONICA, is benefiting from strength in the mobile telephone business. The company also owns an equipment manufacturer and a network installation company.

Several companies are held by the fund primarily for the yields they provide. Some regional U.S. telephone businesses, such as PACIFIC TELESIS Group and U S WEST, operate in more mature markets with less growth potential than their non-U.S. counterparts. However, by holding down costs they have been able to offer attractive earnings and dividends even without robust earnings growth.

On the other hand, there are telecom holdings in the portfolio that generally provide more long-term capital growth potential and lower current yield. Some of these companies are monopolies in their own countries. They have not yet faced the competitive pressures that deregulation has already brought to similar operations in the U.S., nor are they limited in their expansion plans.

For example, TELECOMUNICACOES BRASILEIRAS, the Brazilian phone company, offers the potential for long-term growth because Brazil is currently underserved by its existing telephone network.

Although TELEFONICA DE ARGENTINA - one of the country's two telephone companies
- provides a modest yield, the stock is in the fund's portfolio because it too should benefit from a rapidly expanding network.

Finally, two additional fund holdings - both substantial positions in non-telecom categories in this report - should also be mentioned. HUTCHISON WHAMPOA, our 11th-largest holding, is a diversified company that owns Hong Kong's largest cellular telephone system and the second-largest personal communications network (PCN) in the U.K. MANNESMANN, the fund's 12th-largest holding, is the owner of Germany's second- largest mobile telephone network. Both companies provide the fund with reasonable growth potential.

THE HEALTH CARE INDUSTRY

THE GLOBALIZATION OF PHARMACEUTICAL COMPANIES

Few industries illustrate the growing globalization of the world's economy as well as pharmaceutical companies. From their headquarters in the U.S., the U.K. and Sweden, for example, the pharmaceutical companies in the fund's portfolio distribute their products around the world.

The risks taken by these companies are high and their initial investments in developing products are difficult to recover. That's because only one out of every 11 products that are tested on people in clinical trials is eventually approved for actual sale. Should the approval come through, the pharmaceutical company then needs to gear up for a major marketing, sales and distribution campaign. For individual drug companies, the expenses can be prohibitive.

That is why some of the companies held by your fund have recently joined forces with other similar companies. For example, Glaxo, based in the U.K., engaged in an aggressive takeover of Wellcome. GLAXO WELLCOME has since benefited by realizing cost reductions and efficiencies, while gaining expertise in areas in which it had been lacking.

Two other pharmaceutical companies in the fund have met mutual success by uniting their efforts. Sweden's AB ASTRA recently reached an agreement with the U.S.-based MERCK & CO. to create Astra Merck Inc. to promote their antipeptic-ulcer product in the U.S. As the sales force of this new venture knocks on doctors' doors throughout the country, sales are accelerating and the product is now a bestseller in the U.S., the world's most important pharmaceutical market.

Capital World Growth and Income Fund is built on a stock-by-stock basis. Each holding in its global portfolio is selected as a solid long-term investment that can provide the potential for growth, income or both. The companies mentioned in the preceding article, however, are not meant to be investment recommendations. Rather, they represent current stock positions that are reassessed on a continuous basis and may be sold at any time.

CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1995

LARGEST INDUSTRY HOLDINGS

EQUITY-TYPE SECURITIES          87.00%

Banking                         13.62%
Telecommunications               7.82%
Health & Personal Care           5.71%
Business & Public Services       4.46%
Insurance                        3.87%
Other Industries                51.52%
BONDS & NOTES                    2.55%
CASH EQUIVALENTS                10.45%
                                                             Percent of
LARGEST INDIVIDUAL HOLDINGS                                  Net Assets
Internationale Nederlanden Groep         (Netherlands)       2.52%
Telecom Corp. of New Zealand             (New Zealand)       2.05
Advance Bank Australia                   (Australia)         1.80
THORN EMI                                (United Kingdom)    1.54
Koninklijke PTT Nederland                (Netherlands)       1.49
AB Astra                                 (Sweden)            1.18
First Union                              (USA)               1.17
Eli Lilly                                (USA)               1.05
Australia and New Zealand
  Banking Group                          (Australia)         1.04
National Power                           (United Kingdom)    1.01

                                                                  Shares or            Market         Percen
                                                                                                      t

Equity-Type Securities                                            Principal            Value          of Net

(common and preferred stocks and                                  Amount               (Millions)     Assets

 convertibledebentures)

-------------------------------------                             ----------           ----------     ------





BANKING- 13.62%

Advance Bank Australia Ltd.                  (Australia)          8,675,130            $64.972        1.80%

First Union Corp.                            (USA)                775,000              42.334         1.17

Australia and New Zealand Banking            (Australia)          8,413,000            37.505         1.04

 Group Ltd.

ABN AMRO Holding NV                          (Netherlands)        711,279              31.637         .88

National Australia Bank Ltd.                 (Australia)          3,550,826            30.973         .86

Bank of New York Co., Inc.                   (USA)                600,000              28.275         .78

Chemical Banking Corp.                       (USA)                450,000              27.000         .75

First Chicago Corp.                          (USA)                250,000              17.375         .48

Banc One Corp.                               (USA)                400,000              15.250         .42

Banco de Santander, SA                       (Spain)              211,800              9.866

Banco de Santander, SA (American

 Depositary Receipts)                                             88,200               4.068          .39

National City Corp.                          (USA)                400,000              12.950         .36

Stadshypotek AB, Class A                     (Sweden)             500,000              10.060         .28

Bangkok Bank Ltd., 3.25% convertible         (Thailand)

 debentures 2004                                                  $10,000,000          10.050         .28

Christiania Bank                             (Norway)             4,350,000            9.758          .27

Safra Republic Holdings SA                   (Luxembourg)         110,000              9.735          .27

Boatmen's Bancshares, Inc.                   (USA)                250,000              9.687          .27

Wilmington Trust Corp.                       (USA)                300,000              9.638          .27

Challenge Bank Ltd.                          (Australia)          2,456,046            9.507          .26

Allied Irish Banks, PLC                      (Ireland)            1,730,000            9.428          .26

Credit local de France                       (France)             125,000              9.422          .26

Westpac Banking Corp.                        (Australia)          2,075,164            8.604          .24

Istituto Mobiliare Italiano SpA              (Italy)

 (American Depositary Receipts)                                   500,000              8.563          .24

National Bank of Canada                      (Canada)             1,000,000            8.186          .23

Banca Popolare di Bergamo-Credito            (Italy)

 Varesino S.C.r.l.                                                400,000              5.239

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., 9.00% convertible

 debentures 2000                                                  LIT2,277,775,00      1.391
                                                                  0

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., 7.50% convertible

 debentures 1999                                                  LIT1,000,000,00      .681
                                                                  0

Banca Popolare di Bergamo-Credito

 Varesino S.C.r.l., warrants, expire                              455,555              .108           .21

 2000 /1/

Svenska Handelsbanken Group, Class A         (Sweden)             325,000              6.564

Svenska Handelsbanken Group, Class B                              21,900               .427           .19

Banco Popular Espanol, SA                    (Spain)              40,000               6.708          .19

J.P. Morgan & Co. Inc.                       (USA)                80,000               6.280          .17

Compagnie de Suez                            (France)             150,000              5.623          .16

Grupo Financiero Banamex Accival, SA         (Mexico)

 de CV, Class B                                                   2,993,000            4.607          .13

National Westminster Bank PLC                (United              438,906              4.492          .12
                                             Kingdom)

Sumitomo Bank, Ltd.                          (Japan)              200,000              3.843          .11

CS Holding Group                             (Switzerland)        32,500               3.081          .09

Kansallis-Yhtymae (formerly                  (Finland)
Kansallis-Osake-

 Pankki) /1/                                                      3,434,100            2.874          .08

Bank of Montreal                             (Canada)             110,000              2.489          .07

Credit Foncier de France                     (France)             83,406               1.626          .04

TELECOMMUNICATIONS- 7.82%

Telecom Corp. of New Zealand Ltd.            (New Zealand)        8,380,000            35.050

Telecom Corp. of New Zealand Ltd.

 (American Depositary Receipts)                                   331,000              22.177

Telecom Corp. of New Zealand Ltd. /2/                             4,048,000            16.931         2.05

Koninklijke PTT Nederland NV                 (Netherlands)        1,512,800            53.848         1.49

Tele Danmark AS, Class B (American           (Denmark)

 Depositary Receipts)                                             924,100              25.759

Tele Danmark AS, Class B                                          82,500               4.487          .84

Telecomunicacoes Brasileiras SA,             (Brazil)

 preferred nominative (American                                   427,630              20.526         .57

 Depositary Receipts)

Telefonos de Mexico, SA de CV, Class         (Mexico)
L

 (American Depositary Receipts)                                   582,300              19.216         .53

International CableTel Inc., 7.25%           (USA)

 convertible debentures 2005 /2/                                  $11,000,000          12.430         .34

STET-Societa Finanziaria Telefonica          (Italy)

 p.a.,nonconvertible savings                                      4,775,000            9.371

 shares

STET-Societa Finanziaria Telefonica                               890,000              2.424          .33

 p.a.

Pacific Telesis Group                        (USA)                352,455              10.574         .29

Vodafone Group PLC (American                 (United

 DepositaryReceipts)                         Kingdom)             240,000              8.670          .24

Telefonica de Argentina SA, Class B          (Argentina)

 (American Depositary Receipts)                                   277,300              6.794

Telefonica de Argentina SA, Class B                               600,000              1.495          .23

Telecom Italia SpA /1/                       (Italy)              4,264,200            6.915

Telecom Italia Mobile SpA, ordinary                               357,800              .483           .20

 shares

MFS Communications Co., Inc., DECS           (USA)

 convertible preferred shares                                     130,000              5.558

MFS Communications Co., Inc. /1/                                  4,940                .225           .16

Bell Atlantic Corp.                          (USA)                75,000               4.725          .13

AirTouch Communications /1/                  (USA)                117,820              3.432          .09

Ameritech Corp.                              (USA)                60,000               3.300          .09

Cable and Wireless PLC                       (United              460,252              3.195          .09
                                             Kingdom)

ALLTEL Corp.                                 (USA)                100,000              2.950          .08

U S WEST, Inc.                               (USA)                80,000               2.500          .07

MULTI-INDUSTRY- 7.58%

Hutchison Whampoa Ltd.                       (Hong Kong)          5,990,000            33.846         .94

Brierley Investments Ltd.                    (New Zealand)        37,474,549           28.364

Brierley Investments Ltd.,
convertible

 preferred shares                                                 5,530,000            3.933          .89

B A T Industries PLC                         (United              3,011,000            25.697         .71
                                             Kingdom)

Harsco Corp.                                 (USA)                345,000              20.355         .56

Incentive AB, Class B                        (Sweden)             400,000              18.292         .51

Hanson PLC                                   (United              5,156,780            15.413         .43
                                             Kingdom)

Industriforvaltnings AB Kinnevik,            (Sweden)

 Series 3, 10.50% convertible                                     SKR50,250,000        12.638         .35

 debentures 1997

Orkla AS, Class B                            (Norway)             175,000              8.428

Orkla AS, Class A                                                 71,000               3.620          .33

U.S. Industries, Inc. /1/                    (USA)                623,157              10.126         .28

AB Industrivarden, Class A                   (Sweden)             300,000              9.832          .27

Jardine Strategic Holdings Ltd.              (Singapore)          3,375,000            8.876

Jardine Strategic Holdings Ltd.,
7.50%

 convertible debentures 2049                                      $181,000             .169

Jardine Strategic Holdings Ltd.,

 warrants, expire 1998 /1/                                        375,000              .099           .25

Textron Inc.                                 (USA)                115,000              8.812          .24

Groupe Bruxelles Lambert SA                  (Belgium)            63,000               8.192          .23

Canadian Pacific Ltd. /1/                    (Canada)             400,000              7.300          .20

Lend Lease Corp. Ltd.                        (Australia)          523,632              7.252          .20

LTV Corp. /1/                                (USA)                500,000              7.250          .20

Tenneco Inc.                                 (USA)                150,000              7.200          .20

Minnesota Mining and Manufacturing           (USA)                100,000              6.550          .18
Co.

Compagnie Nationale a Portefeuille           (Belgium)            100,000              5.981

Compagnie Nationale a Portefeuille,

 warrants, expire 1999 /1/                                        150,000              .348           .18

Pearson PLC                                  (United              600,000              5.961          .16
                                             Kingdom)

Investor AB, Class B                         (Sweden)             160,000              5.158          .14

Swire Pacific Ltd., Class A                  (Hong Kong)          350,000              2.647          .07

Preussag AG                                  (Germany)            8,000                2.299          .06

HEALTH & PERSONAL CARE- 5.71%

AB Astra, Class A                            (Sweden)             800,000              29.815

AB Astra, Class B                                                 350,000              12.857         1.18

Eli Lilly and Co.                            (USA)                380,000              37.810         1.05

American Home Products Corp.                 (USA)                321,000              29.291         .81

Glaxo Wellcome PLC                           (United              2,150,000            28.683         .79
                                             Kingdom)

Merck & Co., Inc.                            (USA)                385,000              23.822         .66

Bausch & Lomb Inc.                           (USA)                550,000              19.869         .55

Bristol-Myers Squibb Co.                     (USA)                175,000              14.044         .39

Warner-Lambert Co.                           (USA)                75,000               6.694          .19

Abbott Laboratories                          (USA)                50,000               2.031          .06

Baxter International Inc.                    (USA)                30,000               1.260          .03

BUSINESS & PUBLIC SERVICES- 4.46%

PacifiCare Health Systems, Inc.,             (USA)                200,000              17.000

 Class A /1/

PacifiCare Health Systems, Inc.,                                  125,000              10.844         .77

 Class B /1/

North West Water Group PLC                   (United              2,886,428            26.357         .73
                                             Kingdom)

General Motors Corp., Class E                (USA)                300,000              15.150         .42

Southern Water PLC                           (United              1,088,444            11.122         .31
                                             Kingdom)

Autopistas, Concesionaria                    (Spain)              927,360              10.180         .28

 Espanola, SA

American Water Works Co., Inc.               (USA)                300,000              9.637          .27

Autopistas del Mare Nostrum, SA              (Spain)

 Concesionaria del Estado                                         720,000              9.245          .26

True North Communications Inc.               (USA)                391,000              8.016          .22

Deluxe Corp.                                 (USA)                267,200              7.381          .20

Alco Standard Corp.                          (USA)                160,000              6.960          .19

Hutchison Delta Finance Ltd., 7.00%          (Hong Kong -

 convertible debentures 2001                  incorporated

                                              in Cayman

                                              Islands)            $6,000,000           6.638          .18

WMX Technologies, Inc.                       (USA)                225,000              6.638          .18

Welsh Water PLC                              (United              625,000              6.587          .18
                                             Kingdom)

Thames Water PLC                             (United              441,994              3.738          .10
                                             Kingdom)

Omnicom Group Inc.                           (USA)                50,000               3.338          .09

Havas SA                                     (France)             40,000               2.934          .08

INSURANCE- 3.87%

Internationale Nederlanden Groep NV          (Netherlands)        1,286,728            84.141

Internationale Nederlanden Groep NV,

 warrants, expire 2001 /1/                                        2,000,000            6.749          2.52

National Mutual Asia Ltd.                    (Hong Kong)          21,708,000           16.701         .46

GIO Australia Holdings Ltd.                  (Australia)          5,851,530            13.087         .36

Aetna Life and Casualty Co.                  (USA)                100,000              7.337          .20

Allstate Corp.                               (USA)                150,000              6.150          .17

Yasuda Fire and Marine Insurance             (Japan)              470,000              3.096          .09

 Co., Ltd.

Prudential Corp. PLC                         (United              406,576              2.679          .07
                                             Kingdom)

UTILITIES: ELECTRIC & GAS- 3.80%

National Power PLC                           (United              5,160,000            36.493         1.01
                                             Kingdom)

Southern Electric PLC                        (United              2,070,000            29.121         .81
                                             Kingdom)

Hongkong Electric Holdings Ltd.              (Hong Kong)          4,073,500            13.668         .38

General Public Utilities Corp.               (USA)                392,000              12.397         .34

Scottish Power PLC                           (United              1,875,000            10.792         .30
                                             Kingdom)

British Gas PLC (American Depositary         (United
                                             Kingdom)

 Receipts)                                                        150,000              5.588

British Gas PLC                                                   900,000              3.355          .25

Entergy Corp.                                (USA)                300,000              8.363          .23

Hong Kong and China Gas Co. Ltd.             (Hong Kong)          3,575,120            5.848          .16

China Light & Power Co., Ltd.                (Hong Kong)          932,000              4.386          .12

Australian Gas Light Co.                     (Australia)          1,104,192            3.881          .11

Detroit Edison Co.                           (USA)                100,000              3.262          .09

ENERGY SOURCES- 3.53%

Royal Dutch Petroleum Co. (New York          (Netherlands)

 Registered Shares)                                               90,000               11.554

Royal Dutch Petroleum Co.                                         85,000               10.923

'Shell' Transport and Trading Co.,           (United
PLC                                          Kingdom)

 (New York Registered Shares)                                     80,000               5.970          .79

Phillips Petroleum Co.                       (USA)                775,000              25.769         .71

ENI SpA (American Depositary Shares)         (Italy)              580,000              19.067         .53
/1/

TOTAL, Class B                               (France)             234,454              14.421         .40

YPF SA, Class D (American Depositary         (Argentina)

 Receipts)                                                        700,000              13.650         .38

Petrofina SA                                 (Belgium)            35,700               10.568         .29

Occidental Petroleum Corp.                   (USA)                250,000              5.532          .15

Unocal Corp.                                 (USA)                200,000              5.375          .15

Burmah Castrol PLC                           (United              206,343              3.053          .08
                                             Kingdom)

Esso SA Francaise                            (France)             20,000               1.935          .05

FOREST PRODUCTS & PAPER- 2.95%

James River Corp. of Virginia, DECS          (USA)

 convertible preferred shares                                     450,000              13.500

James River Corp. of Virginia                                     250,000              7.875          .59

Champion International Corp.                 (USA)                430,000              20.264         .56

Sonoco Products Co.                          (USA)                735,000              18.375         .51

Jefferson Smurfit Corp. /1/                  (USA)                1,332,300            14.988         .41

Kymmene Corp.                                (Finland)            231,500              6.296

Kymmene Corp., 8.25% convertible

 debentures 2043                                                  $18,000,000          4.331          .29

MAYR-MELNHOF Karton AG                       (Austria)            145,000              7.514          .21

Fletcher Challenge Ltd.                      (New Zealand)        1,920,000            4.761

Fletcher Challenge Forests Division

 (American Depositary Receipts)                                   21,600               .302

Fletcher Challenge Forests Division                               130,535              .184           .15

Bowater Inc.                                 (USA)                100,000              3.975          .11

Federal Paper Board Co., Inc.                (USA)                56,700               2.948          .08

Carter Holt Harvey Ltd.                      (New Zealand)        616,770              1.300          .04

BEVERAGES & TOBACCO- 2.86%

Philip Morris Companies Inc.                 (USA)                370,000              32.467         .90

Seagram Co. Ltd.                             (Canada)             570,000              20.805         .58

RJR Nabisco Holdings Corp.                   (USA)                400,000              11.650         .32

Lion Nathan Ltd.                             (New Zealand)        5,000,000            11.484         .32

American Brands, Inc.                        (USA)                200,000              8.350          .23

Coca-Cola Amatil Ltd.                        (Australia)          980,011              7.937          .22

UST Inc.                                     (USA)                200,000              6.525          .18

Heineken Holding NV, Class A                 (Netherlands)        25,000               4.056          .11

MACHINERY & ENGINEERING- 2.70%

Mannesmann AG                                (Germany)            105,075              33.789         .94

Bombardier Inc., Class B                     (Canada)             1,400,000            17.899         .50

Caterpillar Inc.                             (USA)                270,000              16.571         .46

Bremer Vulkan Verbund AG /1/                 (Germany)            425,000              12.414         .34

Atlas Copco AB, Class A                      (Sweden)             568,900              8.585          .24

Triplex Lloyd PLC                            (United              2,358,946            4.947          .14
                                             Kingdom)

Zardoya Otis, S.A.                           (Spain)              21,574               2.237          .06

Sandvik AB, Class B                          (Sweden)             35,900               .659           .02

FOOD & HOUSEHOLD PRODUCTS- 2.60%

Reckitt & Colman PLC                         (United              2,978,125            30.522         .84
                                             Kingdom)

Cadbury Schweppes PLC                        (United              2,121,225            18.038         .50
                                             Kingdom)

Groupe Danone                                (France)             75,000               11.706         .32

Nestle SA                                    (Switzerland)        8,452                9.005          .25

Colgate-Palmolive Co.                        (USA)                100,000              7.325          .20

McCormick & Co.                              (USA)                205,000              4.843          .13

Hazlewood Foods PLC                          (United              3,000,000            4.684          .13
                                             Kingdom)

Uni-Charm Corp.                              (Japan)              189,000              4.317          .12

Unilever NV                                  (Netherlands)        30,000               3.925          .11

AUTOMOBILES- 2.46%

Ford Motor Co., Class A                      (USA)                950,000              26.837         .74

Regie Nationale des Usines Renault,          (France)             715,400              20.440         .57
SA

Bayerische Motoren Werke AG                  (Germany)            22,000               11.834

Bayerische Motoren Werke AG,

 preferred shares                                                 10,254               3.820          .43

Porsche AG /1/                               (Germany)            20,000               9.363          .26

Toyota Motor Corp.                           (Japan)              435,000              8.572          .24

Daimler-Benz AG                              (Germany)            6,600                3.243

Daimler-Benz AG (American Depositary

 Receipts)                                                        55,000               2.723          .17

Peugeot SA                                   (France)             13,500               1.745          .05

MERCHANDISING- 2.29%

Tesco PLC                                    (United              6,394,844            28.242         .78
                                             Kingdom)

Wal-Mart Stores, Inc.                        (USA)                625,000              15.000         .42

WHSmith Group PLC, Class A                   (United              1,150,000            7.623          .21
                                             Kingdom)

Duty Free International, Inc.                (USA)                470,000              6.345          .18

Staples, Inc. 4.50% convertible              (USA)

 debentures 2000 /2/                                              $6,000,000           6.060          .17

Home Depot, Inc.                             (USA)                120,000              5.325          .15

Giant Food Inc., Class A                     (USA)                150,000              4.837          .13

Toys 'R' Us, Inc. /1/                        (USA)                150,000              3.488          .10

Amway Japan Ltd.                             (Japan)              79,000               3.214          .09

Delhaize 'Le Lion' SA                        (Belgium)            50,000               2.087          .06

CHEMICALS- 2.16%

Praxair, Inc.                                (USA)                992,500              28.907         .80

Sherwin-Williams Co.                         (USA)                436,000              17.276         .48

Airgas, Inc. /1/                             (USA)                277,000              7.756          .21

L'Air Liquide                                (France)             45,827               7.373          .20

Akzo NV                                      (Netherlands)        48,000               5.419          .15

AGA AB                                       (Sweden)             300,000              4.161          .12

European Vinyls Corp.                        (Netherlands)        120,000              3.235          .09

DSM NV                                       (Netherlands)        30,000               2.387          .07

BASF AG                                      (Germany)            6,250                1.368          .04

RECREATION & OTHER CONSUMER

 PRODUCTS- 1.77%

THORN EMI PLC                                (United              2,329,295            55.536         1.54
                                             Kingdom)

Fuji Photo Film Co., Ltd.                    (Japan)              200,000              4.941          .14

Hasbro, Inc.                                 (USA)                103,200              3.148          .09

INDUSTRIAL COMPONENTS- 1.68%

Goodyear Tire & Rubber Co.                   (USA)                400,000              16.950         .47

Morgan Crucible Co. PLC                      (United              2,081,383            12.904         .36
                                             Kingdom)

Federal-Mogul Corp.                          (USA)                572,500              10.949         .30

Compagnie Generale des Etablissements        (France)

 Michelin, Class B                                                250,000              10.158

Compagnie Generale des Etablissements

 Michelin, convertible                                            8,333                .445           .29

 preferred shares

BICC PLC                                     (United              750,000              3.255          .09
                                             Kingdom)

Continental AG                               (Germany)            158,000              2.313          .06

AB SKF, Class B                              (Sweden)             100,000              2.058          .06

Magna International Inc., Class A            (Canada)             38,000               1.653          .05

METALS: NONFERROUS- 1.57%

Inco Ltd.                                    (Canada)             425,000              15.141         .42

Noranda Inc.                                 (Canada)             625,000              13.222         .37

Teck Corp., 3.75% convertible                (Canada)

 debentures 2006                                                  $12,950,000          12.659         .35

Pechiney                                     (France)             272,000              11.118         .31

Phelps Dodge Corp.                           (USA)                40,200               2.729          .08

Indian Aluminum Co. Ltd. (Global             (India)

 Depositary Receipts) /2/                                         225,000              1.350          .04

BROADCASTING & PUBLISHING- 1.41%

Time Warner Inc., preferred equity           (USA)

 redemption cumulative stock                                      285,000              9.298

Time Warner Inc., 0% convertible

 debentures 2012 /3/                                              $12,500,000          4.359          .38

CANAL+                                       (France)             60,003               10.916         .30

Carlton Communications PLC                   (United              600,000              8.960          .25
                                             Kingdom)

Elsevier NV                                  (Netherlands)        575,000              7.839          .22

News International PLC                       (United              1,000,000            4.700          .13
                                             Kingdom)

TeleWest Communications PLC (American        (United
                                             Kingdom)

 Depositary Receipts) /1/                                         71,000               1.810          .05

Tele-Communications, Inc., Class A /1/       (USA)                60,000               1.110

Tele-Communications, Inc. Series A

 Liberty Media Group /1/                                          15,000               .420           .04

U S West Media Group /1/                     (USA)                80,000               1.440          .04

MISCELLANEOUS MATERIALS &

  COMMODITIES-1.08%

English China Clays PLC                      (United              3,330,000            16.745         .46
                                             Kingdom)

Compagnie de Saint-Gobain                    (France)             106,622              12.305         .34

Pilkington PLC                               (United              2,000,000            5.894          .16
                                             Kingdom)

TRINOVA Corp.                                (USA)                146,700              4.511          .12

REAL ESTATE- 0.97%

Sun Hung Kai Properties Ltd.                 (Hong Kong)          1,400,000            11.268         .31

Land Securities PLC                          (United              600,000              5.474          .15
                                             Kingdom)

Westfield Trust                              (Australia)          3,135,000            5.474          .15

Tai Cheung Holdings Ltd.                     (Hong Kong -         6,459,570            5.304          .15

                                              incorporated

                                              in Bermuda)

Hysan Development Co. Ltd.                   (Hong Kong)          1,474,000            3.840          .11

St Lukes Group Ltd., convertible             (New Zealand)

 preferred shares                                                 5,059,500            3.797          .10

LEISURE & TOURISM- 0.96%

Forte PLC                                    (United              3,534,242            18.530         .51
                                             Kingdom)

Shangri-La Asia Ltd., 2.875%                 (Hong Kong -

 convertible debentures 2000                  incorporated        $7,124,000           5.664          .16

                                              in Bermuda)

Euro Disney SCA, 6.75% convertible           (France)

 debentures 2001                                                  $30,002,000          5.279          .15

PolyGram NV (New York Registered )           (Netherlands)        84,000               5.040          .14

 Shares

APPLIANCES & HOUSEHOLD DURABLES-
0.92%

Whirlpool Corp.                              (USA)                240,000              13.320         .37

AB Electrolux, Class B                       (Sweden)             300,000              12.873         .36

Sony Corp.                                   (Japan)              75,000               3.971          .11

SANYO Electric Co., Ltd.                     (Japan)              534,000              2.775          .08

TRANSPORTATION: SHIPPING- 0.75%

Navix Line, Ltd. /1/                         (Japan)              4,250,000            11.583         .32

Teekay Shipping Corp.                        (Bahamas)            416,700              10.001         .28

Shun Tak Holdings Ltd.                       (Hong Kong)          7,908,471            5.368          .15

FINANCIAL SERVICES- 0.60%

Household International, Inc.                (USA)                225,000              14.062         .39

Federal National Mortgage Assn.              (USA)                50,000               5.475          .15

Beneficial Corp.                             (USA)                40,000               2.030          .06

ELECTRICAL & ELECTRONIC- 0.54%

Siemens AG                                   (Germany)            15,000               7.825          .22

Hitachi, Ltd.                                (Japan)              400,000              4.039          .11

BBC Brown Boveri Ltd, Class A                (Switzerland)        3,500                4.018          .11

Telefonaktiebolaget LM Ericsson,             (Sweden)             147,400              3.471          .10

 Class B

TRANSPORTATION: RAIL & ROAD- 0.53%

TNT Ltd., convertible preferred              (Australia)          9,043,900            13.170

 shares

TNT Ltd. /1/                                                      524,862              .733           .38

CSX Corp.                                    (USA)                60,000               5.257          .15

TRANSPORTATION: AIRLINES- 0.45%

Air New Zealand Ltd., Class B                (New Zealand)        3,630,000            12.672         .35

British Airways PLC                          (United              500,000              3.521          .10
                                             Kingdom)

TEXTILES & APPAREL- 0.42%

Courtaulds Textiles PLC                      (United              2,391,500            15.248         .42
                                             Kingdom)

Delta Woodside Industries, Inc.              (USA)                26,400               .172           .00

DATA PROCESSING & REPRODUCTION- 0.37%

Danka Business Systems PLC, 6.75%            (United
                                             Kingdom)

 convertible debentures 2002                                      $10,000,000          13.400         .37

ENERGY EQUIPMENT- 0.36%

Schlumberger Ltd.                            (Netherlands         205,000              13.018         .36
                                             Antilles)

METALS: STEEL- 0.25%

Inland Steel Industries, Inc.                (USA)                150,000              3.919          .11

Usinor Sacilor /1/                           (France)             250,000              3.601          .10

Nippon Denro Ispat Ltd., 3.00%               (India)

 convertible debentures 2001                                      $2,800,000           1.428          .04

WHOLESALE & INTERNATIONAL TRADE-
0.12%

Sime Darby Hong Kong Ltd.                    (Hong Kong)          4,294,000            4.414          .12

BUILDING MATERIALS & COMPONENTS-
0.09%

Southdown, Inc., Series D,                   (USA)
convertible

 preferred shares                                                 75,000               3.300          .09

ELECTRONIC COMPONENTS- 0.03%

Motorola, Inc.                               (USA)                15,000               .919           .03



MISCELLANEOUS- 3.72%

Other equity-type securities in

 initial period of acquisition                                                         134.138        3.72

                                                                                       --------       -----

TOTAL EQUITY-TYPE SECURITIES (cost:

 $2,644.685 million)                                                                   3,141.661      87.00

                                                                                       --------       -----

---------------------------------                                 -------------

                                                                  Principal

                                                                  Amount

Bonds and Notes                                                   (Millions)

---------------------------------                                 -------------

INDUSTRIALS- 0.82%

Container Corp. of America 11.25%                                 $6.000               $6.150

 May 2004

Container Corp. of America 9.75%                                  1.000                .983           .20

 April 2003

Fort Howard Corp. 8.25% February 2002                             4.500                4.365

Fort Howard Corp. 10.00% March 2003                               1.500                1.530          .16

Venezolana de Cementos, SACA Eurobond

 9.25% November 1996                                              6.000                5.835          .16

Telecom Argentina STET-France Telecom

 SA 12.00% November 2002                                          5.500                5.754          .16

CEMEX, SA 8.875% June 1998                                        3.000                2.790          .08

AB SKF 7.625% July 2003                                           2.000                2.108          .06



NEW ZEALAND GOVERNMENT- 0.61%

New Zealand 8.00% July 1998                                       NZ$33.250            21.997         .61



ARGENTINIAN GOVERNMENT- 0.54%

Argentina Eurobond 7.312% March 2005                              $30.250              19.738         .54
/4/



CANADIAN GOVERNMENT- 0.54%

Canada 6.25% February 1998                                        C$13.200             9.726          .27

Canada 9.00% June 2025                                            6.200                5.301          .15

Canada 7.50% July 1997                                            6.000                4.524          .12



SUPRANATIONAL- 0.04%

International Bank for Reconstruction

 and Development 12.50% July 1997                                 NZ$2.000             1.401          .04

                                                                                       --------       -----

TOTAL BONDS AND NOTES (cost:

 $86.101 million)                                                                      92.202         2.55

                                                                                       --------       -----

-----------------------------------                               -------------        --------       -----

                                                                  Principal            Market         Percen
                                                                                                      t

                                                                  Amount               Value          of Net

Short-Term Securities                                             (Millions)           (Millions)     Assets

-----------------------------------                               -------------        --------       ------

CORPORATE SHORT-TERM NOTES- 8.61%

J.C. Penney Funding Corp. 5.68%-5.70%

 due 12/18/95-1/22/96                                             48.700               48.460         1.34

Toyota Motor Credit Corp. 5.70%-5.72%

 due 12/12-12/15/95                                               45.000               44.905         1.24

National Australia Funding (Delaware)

 Inc. 5.68%-5.745% due 1/8-1/16/96                                30.400               30.187         .83

ABN AMRO North America Finance Inc.

 5.69%-5.70% due 12/6/95-1/30/96                                  30.000               29.883         .83

PepsiCo, Inc. 5.68%-5.70%

 due 12/8/95-1/22/96                                              24.000               23.877         .66

AT&T Corp. 5.59%-5.70% due                                        21.400               21.216         .59
1/8-2/27/96

Siemens Corp. 5.68%-5.70% due                                     20.280               20.236         .56
12/14-12/15/95

Wal-Mart Stores, Inc. 5.67%-5.70%

 due 12/7-12/20/95                                                18.400               18.357         .51

Ford Credit Europe PLC 5.71%                                      16.600               16.474         .46

 due 1/17/96

H.J. Heinz Co. 5.70%-5.73%

 due 12/12-12/13/95                                               15.200               15.170         .42

Abbey National North America 5.72%

 due 1/29/96                                                      15.000               14.857         .41

General Electric Capital Corp. 5.88%

 due 12/1/95                                                      13.800               13.798         .38

Procter & Gamble Co. 5.67% due                                    12.300               12.195         .34
1/23/96

UBS Finance (Delaware) Inc. 5.74%

 due 12/5/95                                                      1.300                1.299          .04



FEDERAL AGENCY DISCOUNT NOTES- 1.73%

Federal National Mortgage Assn.
5.57%-5.65%

 due 12/28/95-2/14/96                                             37.000               36.705         1.02

Federal Home Loan Mortgage Corp.
5.67%

 due 12/20/95                                                     25.600               25.519         .71



CERTIFICATES OF DEPOSIT- 0.41%

National Westminster Bank PLC 5.78%

 due 1/16/96                                                      15.000               14.999         .41

                                                                                       --------       ------

TOTAL SHORT-TERM SECURITIES (cost:

 $388.149 million)                                                                     388.137        10.75

                                                                                       --------       ------

TOTAL INVESTMENT SECURITIES (cost:

 $3,118.935 million)                                                                   3,622.000      100.30

Excess of payables over cash and receivables                                              10.769         0.30

                                                                                       --------       ------

NET ASSETS                                                                             $3,611.231     100.00

====================================         ==========           ==========           ==========     ======



/1/Non-income-producing securities.

/2/Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/3/Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

/4/Coupon rates may change periodically.


See Notes to Financial Statements

Companies Added to the Portfolio
 Since May 31, 1995

Aetna Life and Casualty
AGA
Allied Irish Banks
ALLTEL
Boatmen's Bancshares
Bowater
Colgate-Palmolive
Compagnie de Suez
ENI
Fuji Photo Film
Groupe Danone
Hitachi
Home Depot
Inland Steel
McCormick & Co.
MFS Communications
Minnesota Mining and Manufacturing
Navix Line
Orkla
PacifiCare Health Systems
SANYO Electric
Siemens
Sony
Sumitomo Bank
Teekay Shipping
Time Warner
Uni-Charm Corp.
Unocal
Usinor Sacilor
Wal-Mart Stores
Wilmington Trust

Companies Eliminated from the Portfolio
 Since May 31, 1995

ADVANTA
Allegheny Ludlum
American Express
Amoco
Apple Computer
Banco Bilbao Vizcaya
BankAmerica
Bank of Ayudhya
Bayer
BTP
Canadian Imperial Bank of Commerce
Cathay Pacific Airways
Celsius Industries
Clorox
Cross-Harbour Tunnel
Eastern Group
Eurotunnel
General Motors
Hoechst
Iberdrola
Mandarin Oriental
Monsanto
NorAm Energy
ShopKo Stores
Siu-Fung Ceramics
Societe Centrale Union des Assurances de Paris
Swiss Bank
Thyssen
TJX Companies
Union Electrica Fenosa
United Friendly Group
Upjohn
Volkswagen

CAPITAL WORLD GROWTH AND INCOME FUND, INC.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities

at November 30, 1995                                           (dollars in              millions)

-----------------------------------------                      ---------------          -----------

ASSETS:

Investment securities at market

 (cost: $3,118.935)                                                                     $3,622.000

Cash                                                                                    .416

Receivables for--

 Sales of investments                                          $9.151

 Sales of fund's shares                                        5.370

 Dividends and accrued interest                                15.022                   29.543

                                                               ---------------          -----------

                                                                                        3,651.959

LIABILITIES:

Payables for--

 Purchases of investments                                      34.990

 Repurchases of fund's shares                                  2.316

 Management services                                           1.350

 Accrued expenses                                              2.072                    40.728

                                                               ---------------          -----------

NET ASSETS AT NOVEMBER 30, 1995--

 Equivalent to $20.22 per share on

 178,630,987 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 400,000,000 shares)                                                    $3,611.231

                                                                                        ===========







STATEMENT OF OPERATIONS

for the year ended November 30, 1995                           (dollars in              millions)

---------------------------------------------                  ---------------          -----------

INVESTMENT INCOME:

Income:

 Dividends                                                     $96.347

 Interest                                                      34.622                   $130.969

                                                               ---------------

Expenses:

 Management services fee                                       14.847

 Distribution expenses                                         6.808

 Transfer agent fee                                            3.114

 Reports to shareholders                                       .425

 Registration statement and prospectus                         .588

 Postage, stationery and supplies                              .587

 Directors' fees                                               .129

 Auditing and legal fees                                       .044

 Custodian fee                                                 1.418

 Taxes other than federal income tax                           .050

 Other expenses                                                .045                     28.055

                                                               --------------           -----------

 Net investment income                                                                  102.914

                                                                                        -----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                       63.160

Net increase in unrealized appreciation on

 investments                                                                            396.914

                                                                                        -----------

 Net realized gain and increase in unrealized

  appreciation on investments                                                           460.074

                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING                                                    $562.988

 FROM OPERATIONS                                                                        ===========



----------------------------------------------                 ---------------          -----------



Statement of Changes in Net Assets

                                                               (dollars in              millions)

----------------------------------------------                 ---------------          -----------

                                                               Year ended               Year ended

                                                               11/30/95                 11/30/94

----------------------------------------------                 ---------------          -----------

OPERATIONS:

Net investment income                                          $102.914                 $72.772

Net realized gain on investments                               63.160                   44.965

Net increase in unrealized appreciation

 on investments                                                396.914                  .284

                                                               ---------------          -----------

  Net increase in net assets

   resulting from operations                                   562.988                  118.021

                                                               ---------------          -----------

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:

Dividends from net investment income                           (104.776)                (59.675)

Distributions from net realized gain on investments            (45.496)                  --

                                                               ---------------          -----------

  Total dividends and distributions                            (150.272)                (59.675)

                                                               ---------------          -----------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 34,635,645

 and 71,171,194 shares, respectively                           647.812                  1,389.345

Proceeds from shares issued in reinvestment

 of net investment income dividends and distributions

 of net realized gain on investments:

 7,787,809 and 3,077,212 shares, respectively                  141.079                  54.546

Cost of shares repurchased: 20,156,313

 and 13,345,775 shares, respectively                           (374.730)                (238.871)

                                                               ---------------          -----------

 Net increase in net assets

  resulting from capital share

  transactions                                                 414.161                  1,205.020

                                                               ---------------          -----------

TOTAL INCREASE IN NET ASSETS                                   826.877                  1,263.366



NET ASSETS:

Beginning of year                                              2,784.354                1,520.988

                                                               ---------------          -----------

End of year (including undistributed

 net investment income: $16.988

 and $18.654, respectively)                                    $3,611.231               $2,784.354

                                                               ===============          ===========


See Notes to Financial Statements
                         NOTES TO FINANCIAL STATEMENTS

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

  Bonds and notes are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations

  Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,418,000 includes $71,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of November 30, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $499,425,000, of which $612,385,000 related to appreciated securities and $112,960,000 related to depreciated securities. During the year ended November 30, 1995, the fund realized, on a tax basis, a net capital gain of $57,729,000 on securities transactions. Net gains related to non-U.S. currency transactions of $595,000 and other tax adjustments of $196,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $3,122,575,000 at November 30, 1995.

3. The fee of $14,847,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC) with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.46% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.40% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1995, distribution expenses under the Plan were $6,808,000. As of November 30, 1995, accrued and unpaid distribution expenses were $1,738,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,114,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,990,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1995, aggregate amounts deferred were $78,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1995, accumulated undistributed net realized gain on investments was $61,621,000 and additional paid-in capital was $3,027,271,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,072,300,000 and $723,192,000, respectively, during the year ended November 30, 1995.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1995, such non-U.S. taxes were $8,832,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $700,000 for the year ended November 30, 1995.

 The fund reclassified $105,000 to undistributed net investment income from undistributed net realized gains for the year ended November 30, 1995.


PER-SHARE DATA AND RATIOS

                                                             Year             Year           Period

                                                             Ended            Ended          3/26/93 /1/

                                                             11/30/95         11/30/94       to 11/30/93

                                                             ----------       ----------     ----------

Net Asset Value, Beginning of Year                           $17.81           $17.00         $15.08

                                                             ----------       ----------     ----------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                      .61              .52            .29

  Net realized and unrealized gain on investments            2.72             .75            1.86

                                                             ----------       ----------     ----------



   Total income from investment operations                   3.33             1.27           2.15

                                                             ----------       ----------     ----------



 LESS DISTRIBUTIONS:

  Dividends from net investment income                       (.63)            (.46)          (.23)

  Distributions from net realized gains                      (.29)            --             --

                                                             ----------       ----------     ----------

   Total distributions                                       (.92)            (.46)          (.23)

                                                             ----------       ----------     ----------

Net Asset Value, End of Period                               $20.22           $17.81         $17.00

                                                             ==========       ==========     ==========



Total Return /2/                                             19.41%           7.51%          14.39%/3/





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of period (in millions)                     $3,611           $2,784         $1,521

 Ratio of expenses to average net assets                     .88%             .87%            .62%/3/

 Ratio of net income to average net assets                   3.24%            3.11%          2.01%/3/

 Portfolio turnover rate                                     25.50%           18.66%         2.71%/3/




/1/ Commencement of operations

/2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/3/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
December 29, 1995


U.S. Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                   Dividends and Distributions Per Share


To Shareholders of        Payment Date             From Net          From Net             From Net
Record                                             Investment        Realized             Realized
                                                   Income            Short-term           Long-term Gains
                                                                     Gains

December 16, 1994         December 19, 1994        $0.15             $0.20                $0.09

March 17,1995             March 20,1995            0.12              -                    -

June 2, 1995              June 5, 1995             0.19              -                    -

September 22, 1995        September 25, 1995       0.17              -                    -


The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1995 is $0.05031 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;  former
President, Southern California Edison Company

PAUL G. HAAGA, Jr., Los Angeles, California
President of the fund
Senior Vice President and Director, Capital
Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Founder and President, Energy Investment, Inc.

GAIL L. NEALE, Middlebury, Vermont
Executive Vice President of the Salzburg Seminar;
former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, Ph.D., Oxford, England
Professor and Fellow, All Souls College,
University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief
Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON, New York, New York
President Emeritus, CBS Inc.

THIERRY VANDEVENTER, Geneva, Switzerland
Chairman of the Board of the fund
Chairman of the Board,
Capital Research Company

CHARLES WOLF, JR., PH.D., Santa Monica, California
Dean, The RAND Graduate School; Senior
Economic Adviser, The RAND Corporation

OTHER OFFICERS

STEPHEN E. BEPLER, New York, New York
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

LARRY P. CLEMMENSEN, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

MARK E. DENNING, London, England
Vice President of the fund
Senior Vice President,
Capital Research Company

JANET A. MCKINLEY, New York, New York
Vice President of the fund
Senior Vice President,
Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, please contact your securities dealer or financial planner, or call the fund's transfer agent, toll-free, at 800/421-0180.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  W/FS/2868
Lit. No. WGI-011-0196

Printed on recycled paper
The American Funds Group (R)